UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 23, 2008
WENDY’S INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation or organization)	001-08116 (Commission File Number)	31-0785108 (I.R.S. Employer Identification No.)

P.O. Box 256
4288 West Dublin-Granville Road
Dublin, Ohio	43017
(Address of Principal Executive Offices)	(Zip Code)
(614) 764-3100
(Registrant’s telephone number, including area code)
Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 3.03. Material Modification to Rights of Security Holders
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
Exhibit Index
EX-2.1
EX-4.1
EX-10.1

Item 1.01	Entry into a Material Definitive Agreement.
Agreement and Plan of Merger
     On April 23, 2008, Wendy’s International, Inc., an Ohio corporation (“Wendy’s”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Triarc Companies, Inc., a Delaware corporation (“Triarc”), and Green Merger Sub, Inc., an Ohio corporation and a wholly-owned subsidiary of Triarc (“Merger Sub”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Wendy’s with Wendy’s continuing as the surviving corporation and as a wholly-owned subsidiary of Triarc (the “Merger”). The Merger has been approved by the board of directors of both Wendy’s and Triarc.
     Pursuant to the terms of the Merger Agreement, each share of common stock, no par value, of Wendy’s (“Wendy’s Common Stock”) will be converted into the right to receive 4.25 (the “Exchange Ratio”) shares of Class A Common Stock, par value $0.10 per share, of Triarc (the “Triarc Class A Common Stock”). Wendy’s stock options and other equity awards will generally convert upon consummation of the Merger and without any action on the part of the holder into stock options and equity awards with respect to the Triarc Class A Common Stock, after giving effect to the Exchange Ratio. Cash will be paid to Wendy’s shareholders in lieu of fractional shares of Triarc’s Class A Common Stock.
     The Merger Agreement also provides that upon consummation of the Merger, the board of directors of Triarc will be made up of twelve members, consisting of ten members of Triarc’s current board of directors and two members of Wendy’s current board of directors designated by Wendy’s and reasonably acceptable to Triarc. At the first meeting of the board of directors of Triarc following the consummation of the Merger, Triarc’s board of directors shall elect one of its members to the position of chairman.
     The Merger is intended to qualify as a tax-free reorganization for U.S. federal income tax purposes so that none of Wendy’s, Triarc, Merger Sub or any of Wendy’s shareholders generally will recognize any gain or loss in the transaction, except that Wendy’s shareholders will recognize gain with respect to cash received in lieu of fractional shares of Triarc Class A Common Stock.
     The Merger Agreement contains representations and warranties that Wendy’s, on the one hand, and Triarc and Merger Sub, on the other hand, made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the Merger Agreement and may be subject to important qualifications and limitations agreed to by Wendy’s, Triarc and Merger Sub in connection with negotiating its terms. Moreover, the representations and warranties may be subject to a contractual standard of materiality that may be different from what may be viewed as material to shareholders, or may have been used for the purpose of allocating risk among Wendy’s, on the one hand, and Triarc and Merger Sub, on the other hand, rather than establishing matters as facts. For the foregoing reasons, no person should rely on the representations and warranties as statements of factual information at the time they were made or otherwise.
     Wendy’s, Triarc and Merger Sub have made customary agreements in the Merger Agreement, including agreements (i) with respect to the conduct of Wendy’s and Triarc during the interim period between the execution of the Merger Agreement and consummation of the Merger; (ii) not to engage in certain kinds of transactions during such period; (iii) that Wendy’s will convene and hold a meeting of the shareholders of Wendy’s to consider and vote upon the adoption of the Merger Agreement and the transactions contemplated thereby; and (iv) that Triarc will convene and hold a meeting of stockholders of Triarc to consider and vote upon the approval of the issuance of Triarc Class A Common Stock required to be issued in the Merger and to vote upon the approval of an amendment to its certificate of incorporation. In addition, Wendy’s and Triarc have made certain additional customary agreements, including, among others, (i) not to solicit or knowingly facilitate inquiries or proposals relating to alternative business combination transactions or (ii) subject to certain exceptions, not to engage in discussions or negotiations regarding, or provide any non-public information in connection with, alternative business combination transactions (the “No-Shop Covenants”).
     Each party’s obligation to consummate the Merger is subject to customary conditions, including, among others, (i) adoption of the Merger Agreement by Wendy’s shareholders; (ii) approval of the issuance of Triarc Class A Common Stock required to be issued in the Merger and the amendment of Triarc’s certificate of incorporation by holders of Triarc’s capital stock; (iii) absence of certain laws or orders of governmental authorities prohibiting the closing, (iv) regulatory clearance under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and, if applicable, the Competition Act (Canada) R.S.C. 1985, c. C-34, as amended; and (v) the declaration by the Securities and Exchange Commission (the “SEC”) that the Form S-4 Registration Statement registering shares of Triarc Class A Common Stock to be issued in connection with the Merger has become effective under the Securities Act of 1933, as amended. Wendy’s obligation to consummate the Merger is subject to certain other conditions, including, among others, (i) subject to certain exceptions, the accuracy of the representations and warranties of Triarc, (ii) performance in all material respects of Triarc of its obligations, (iii) the delivery of customary opinions from counsel to Wendy’s that the Merger will qualify as a tax-free reorganization for federal income tax purposes and (iv) effectiveness of an amendment to the Triarc bylaws providing that the headquarters of the Wendy’s brand will be located in the greater Columbus, Ohio area for a period of ten years from the date of the consummation of the Merger. Triarc’s obligation to consummate the Merger is also subject to certain other conditions, including, among others, (i) subject to certain exceptions, the accuracy of the representations and warranties of Wendy’s, (ii) performance in all material respects of Wendy’s of its obligations, (iii) the delivery of customary opinions from counsel to Triarc that the Merger will qualify as a tax-free reorganization for federal income tax purposes and (iv) that the total number of “dissenting shares” not exceed 5% of the issued and outstanding shares of Wendy’s Common Stock as of the effective time of the Merger.
     Either Triarc or Wendy’s may terminate the Merger Agreement: (i) by mutual agreement; (ii) if the Merger has not closed on or before December 31, 2008, provided that the party seeking to terminate the Merger Agreement has not breached in any material respect any of its obligations under the Merger Agreement in any manner that shall have proximately caused the failure to consummate the Merger on or before such date; (iii) if there exists any injunction, order, decree or ruling would prohibit the consummation of the Merger and such injunction, order, decree or ruling has become final and non-appealable; (iv) if a breach by the other party has not or cannot be cured within 30 days’ notice of such breach if such breach would result in a failure of the conditions to closing set forth in the Merger Agreement; or (v) if Wendy’s shareholders fail to approve the Merger or Triarc’s stockholders fail to approve the issuance of the Class A Common Stock required to be issued in the Merger or the amendment to Triarc’s certificate of incorporation.
     Triarc may terminate the Merger Agreement under certain circumstances, including if: (i) prior to receiving the approval of the Triarc stockholders, Triarc’s board of directors approves a “superior proposal” and promptly following such termination, enters into a definitive agreement in connection with such superior proposal, provided that Triarc shall have complied with its obligations under the No-Shop Covenants; or (ii) Wendy’s (1) withdraws its recommendation that the shareholders of Wendy’s adopt the Merger Agreement (the “Wendy’s Recommendation”), (2) fails to include the Wendy’s Recommendation in the proxy statement, (3) recommends or approves any alternative “takeover proposal” of Wendy’s, (4) fails to publicly reaffirm the Wendy’s Recommendation following receipt of an alternative takeover proposal or (5) materially breaches its obligations under the No-Shop Covenants, fails to hold the meeting of the Wendy’s shareholders or to use reasonable best efforts to solicit proxies in favor of the adoption of the Merger Agreement and to obtain the approval of the Wendy’s shareholders (the termination of the Merger Agreement as described in subsection (ii), a “Triarc Termination”).
     Wendy’s may terminate the Merger Agreement under certain circumstances, including if: (i) prior to receiving the approval of the Wendy’s shareholders, Wendy’s board of directors approves a “superior proposal” and promptly following such termination, enters into a definitive agreement in connection with such superior proposal, provided that Wendy’s shall have complied with its obligations under the No-Shop Covenants (the “Superior Proposal Termination”); or (ii) Triarc (1) withdraws its recommendation (the “Triarc Recommendation”) to its stockholders to approve the issuance of the Class A Common Stock required to be issued in the Merger or the amendment to its certificate of incorporation, (2) fails to include the Triarc Recommendation in the proxy statement, (3) recommends or approves any alternative “takeover proposal” of Triarc, (4) fails to publicly reaffirm the Triarc Recommendation following receipt of an alternative takeover proposal or (5) materially breaches its obligations under the No-Shop Covenants, fails to hold the meeting of the Triarc stockholders or to use reasonable best efforts to solicit proxies in favor of the issuance of the Class A Common Stock to be issued in the Merger or the amendment to Triarc’s certificate of incorporation.
     The Merger Agreement further provides that, upon termination of the Merger Agreement pursuant to a Triarc Termination or a Superior Proposal Termination, Wendy’s shall be required to reimburse Triarc and its contemplated financing sources for certain out of pocket fees and expenses in an amount equal to $10 million.

     The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated herein by reference.
Voting Agreement
     Wendy’s entered into a Voting Agreement, dated as of April 23, 2008 (the “Voting Agreement”), with Trian Fund Management, L.P. and certain of its affiliated entities (collectively, the “Trian Entities”) in connection with the Merger Agreement. Pursuant to the Voting Agreement, the Trian Entities have agreed, among other things, to vote their shares of Wendy’s Common Stock in favor of the Merger Agreement and the transactions contemplated thereby. The Voting Agreement shall terminate upon the earlier of (i) the termination of the Merger Agreement in accordance with its terms and (ii) the consummation of the Merger (the “Termination Date”). Pursuant to the terms of the Voting Agreement, the Trian Entities have agreed that until the Termination Date, the Trian Entities shall be prohibited from, subject to certain exceptions, directly or indirectly, (i) disposing of any shares of Wendy’s Common Stock for which they have the right to exercise or direct the vote (the “Subject Shares”), (ii) granting proxies or powers of attorney or entering into a voting agreement or other arrangement with respect to the Subject Shares, (iii) taking any action that would result in a diminution of the voting power represented by any of such Trian Entities’ Subject Shares, or (iv) committing or agreeing to take any of the foregoing actions. If the Merger Agreement is terminated under certain circumstances, the Trian Entities have further agreed to certain standstill provisions for a period of three years following the date of such termination. Additionally, the Voting Agreement provides that Peter Rothschild and Stuart Oran will resign from the board of directors of Wendy’s in certain circumstances upon the termination of the Merger Agreement.
     The foregoing description of the Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the Voting Agreement, which is filed as Exhibit 10.1 hereto, and is incorporated herein by reference.
Amendment to Rights Agreement
     The disclosure in Item 3.03 is incorporated by reference into this Item 1.01.
Forward-Looking Statements
     This Current Report and the exhibits furnished herewith include “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Triarc’s and Wendy’s expectations with respect to the synergies, efficiencies, overhead savings, costs and charges and capitalization, anticipated financial impacts of the merger transaction and related transactions; approval of the merger transaction and related transactions by shareholders; the satisfaction of the closing conditions to the merger transaction and related transactions; and the timing of the completion of the merger transaction and related transactions.

     These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside our control and difficult to predict. Factors that may cause such differences include, but are not limited to, the possibility that the expected synergies will not be realized, or will not be realized within the expected time period, due to, among other things: (1) changes in the quick service restaurant industry; (2) prevailing economic, market and business conditions affecting Triarc and Wendy’s; (3) conditions beyond Triarc’s or Wendy’s control such as weather, natural disasters, disease outbreaks, epidemics or pandemics impacting Triarc’s and/or Wendy’s customers or food supplies or acts of war or terrorism; (4) changes in the interest rate environment; (5) changes in debt, equity and securities markets; (6) changes in the liquidity of markets in which Triarc or Wendy’s participates; (7) the availability of suitable locations and terms for the sites designated for development; (8) cost and availability of capital; (9) adoption of new, or changes in, accounting policies and practices; and (10) other factors discussed from time to time in Triarc’s and Wendy’s news releases, public statements and/or filings with the SEC, especially the “Risk Factors” sections of Triarc’s and Wendy’s Annual and Quarterly Reports on Forms 10-K and 10-Q. Other factors include the possibility that the merger does not close, including due to the failure to receive required stockholder or regulatory approvals, or the failure of other closing conditions. Triarc cautions that the foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning Triarc, Wendy’s, the merger, the related transactions or other matters and attributable to Triarc or Wendy’s or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Triarc and Wendy’s do not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this news release.
Additional Information About the Merger and Where to Find It
     In connection with the proposed merger, Triarc will file with the SEC a Registration Statement on Form S-4 that will include a joint proxy statement of Triarc and Wendy’s and that also constitutes a prospectus of Triarc. Triarc and Wendy’s each will mail the proxy statement/prospectus to its stockholders. Triarc and Wendy’s urge investors and security holders to read the proxy statement/prospectus regarding the proposed merger when it becomes available because it will contain important information. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents, free of charge, from Triarc’s website (www.triarc.com) under the heading “Investor Relations” and then under the item “SEC Filings and Annual Reports.” You may also obtain these documents, free of charge, from Wendy’s website (www.wendys.com) under the tab “Investor” and then under the heading “SEC Filings.”
Proxy Solicitation
     Triarc, Wendy’s and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from Triarc and Wendy’s stockholders in favor of the stockholder approvals required in connection with the merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Triarc and Wendy’s stockholders in connection with the stockholder approvals required in connection with the proposed merger will be set forth in the proxy statement/prospectus when it is filed with the SEC. You can find information about Triarc’s executive officers and directors in its Annual Report on Form 10-K, as amended, filed with the SEC on April 25, 2008. You can find information about Wendy’s executive officers and directors in its definitive proxy statement filed with the SEC on March 12, 2007 and its Annual Report on Form 10-K, as amended, filed with the SEC on April 28, 2008. You can obtain free copies of these documents from Triarc and Wendy’s using the contact information above.

Item 3.03.	Material Modification to Rights of Security Holders
     In connection with the Merger Agreement described in Item 1.01 above, Wendy’s executed Amendment No. 2 (the “Amendment”) to the Amended and Restated Rights Agreement, dated as of December 8, 1997, by and between Wendy’s and American Stock Transfer and Trust Company, as rights agent, as amended by Amendment No. 1 to Amended and Restated Rights Agreement, dated as of January 26, 2001 (as so amended, the “Rights Agreement”). The Amendment makes the Rights Agreement inapplicable to the Merger Agreement, the voting agreements entered into in connection therewith, the Merger and the other transactions contemplated by the Merger Agreement and provides for the expiration of the Rights (as defined in the Rights Agreement) issued pursuant to the Rights Agreement immediately prior to the effective time of the Merger if the Rights have not otherwise expired. Specifically, the Amendment provides, among other things, that none of Triarc, Merger Sub, any party to a voting agreement entered into in connection with the Merger Agreement, any person who as of the date of the Amendment had filed a joint Schedule 13D with Triarc with respect to Wendy’s, or any of their respective affiliates or associates, shall be deemed an Acquiring Person (as defined in the Rights Agreement), and no Distribution Date (as defined in the Rights Agreement), Stock Acquisition Date (as defined in the Rights Agreement), Transaction (as defined in the Rights Agreement) or adjustment of the Rights pursuant to Section 11(a)(ii) of the Rights Agreement shall be deemed to have occurred, by virtue of the announcement or disclosure of the Merger, the Merger Agreement or any of the transactions contemplated by the Merger Agreement (including, without limitation, the voting agreements entered into in connection therewith), the execution, delivery or performance of the Merger Agreement or the voting agreements entered into in connection therewith, or the consummation of the Merger or any of the other transactions contemplated by the Merger Agreement.
     The Rights Agreement was filed as Exhibit 1 to Amendment No. 2 to Wendy’s registration statement on Form 8-A, filed with the SEC on December 8, 1997 and is incorporated herein by reference. Amendment No. 1 to the Rights Agreement was filed as Exhibit 2 to Amendment No. 3 to Wendy’s registration statement on Form 8-A/A, filed with the SEC on January 26, 2001 and is incorporated herein by reference. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 4.1 hereto, and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

2.1	Plan of Merger, dated as of April 23, 2008, by and among Wendy’s International, Inc., Triarc Companies, Inc., and Green Merger Sub, Inc.

4.1	Amendment No. 2 to Amended and Restated Rights Agreement, dated as of April 23, 2008, by and between Wendy’s International, Inc. and American Stock Transfer and Trust Company.

10.1	Voting Agreement, dated as of April 23, 2008, by and among Wendy’s International, Inc. and the shareholders signatory thereto.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WENDY’S INTERNATIONAL, INC.

		By:	/s/ Kerrii B. Anderson

Kerrii B. Anderson
Chief Executive Officer and President

Date:	April 29, 2008

Exhibit Index

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of April 23, 2008, by and among Wendy’s International, Inc., Triarc Companies, Inc., and Green Merger Sub, Inc.

4.1	Amendment No. 2 to Amended and Restated Rights Agreement, dated as of April 23, 2008, by and between Wendy’s International, Inc. and American Stock Transfer and Trust Company.

10.1	Voting Agreement, dated as of April 23, 2008, by and among Wendy’s International, Inc. and the shareholders signatory thereto.